EARNINGS (LOSS) PER SHARE (Tables)	6 Months Ended
Jun. 30, 2022
EARNINGS (LOSS) PER SHARE [Abstract]
Basic and Diluted Earnings per Share
Basic earnings per share (“EPS”) are computed by dividing net income (loss) by the weighted-average number of common shares outstanding for the period. Diluted EPS is computed by dividing net income by the weighted-average number of common shares and dilutive common stock equivalents outstanding during the period.

	Six months ended June 30,
All figures in USD ‘000 except share and per share amounts	2022	2021
Numerator
Net Loss	(30,940)	(53,718)
Denominator
Basic – Weighted Average Common Shares Outstanding	196,118,802	153,746,698
Dilutive – Weighted Average Common Shares Outstanding	196,118,802	153,746,698
Loss per Common Share
Basic	(0.16)	(0.35)
Diluted	(0.16)	(0.35)